Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2006

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                                000-30997                       84-1508866
(State or Other Jurisdiction of Incorporation)   (Commission File Number)    (IRS Employer Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                 07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      On May 5, 2006 Astralis, Ltd. (the "Registrant") received the resignation of Fabien Pictet as a member of the Board of Directors. Mr. Pictet's resignation was effective as of May 4, 2006. Mr. Pictet's resignation letter did not reference a disagreement with the Registrant on any matter relating to the Registrant's operations.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.                        Description
-----------     ------------------------------------------------------
17.1            Resignation Letter of Fabien Pictet, dated May 5, 2006

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ASTRALIS LTD.


Date: May 8, 2006                                By: /s/ Michael Garone
                                                     ---------------------------
                                                     Michael Garone
                                                     Chief Financial Officer and
                                                     Interim President

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                                  EXHIBIT INDEX

Exhibit No.                              Description
-----------         ------------------------------------------------------
17.1                Resignation Letter of Fabien Pictet, dated May 5, 2006